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                                                                    EXHIBIT 10.1

                             FIFTH OMNIBUS AMENDMENT

         THIS FIFTH OMNIBUS AMENDMENT (this "Amendment"), dated as of December 19, 2003, is entered into, by and among CH FUNDING, LLC, (the "Borrower"), CREDIT LYONNAIS NEW YORK BRANCH, as the Administrative Agent (the "Administrative Agent"), as a Bank and as a Managing Agent, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent ("U.S. Bank"), BANK ONE, NA (MAIN OFFICE CHICAGO), a national bank, (together with its successors and assigns, "Bank One"), as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC, a banking corporation organized under the laws of England (hereinafter, together with its successors and assigns, "Lloyds"), as a Bank, DANSKE BANK A/S, Cayman Islands Branch (together with its successors and assigns, "Danske"), as a Bank, and CH MORTGAGE COMPANY I, LTD., (the "Servicer"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

         WHEREAS, CH Mortgage Company I, Ltd., as the Seller, and CH Funding, LLC, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the Borrower, Atlantic Asset Securitization Corp. ("Atlantic"), the Administrative Agent, and the Servicer (the "First Omnibus Amendment") and the Second Omnibus Amendment, dated as of November 25, 2002, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the "Second Omnibus Amendment") (as the same may be amended, restated, supplemented or modified from time to time, the "Repurchase Agreement");

         WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002, as amended by the First Omnibus Amendment and the Second Omnibus Amendment (the "Collateral Agency Agreement");

         WHEREAS, CH Funding, LLC, as Debtor, Credit Lyonnais New York Branch, as Administrative Agent, U.S. Bank and the Servicer entered into that certain Security Agreement dated as of July 9, 2002, as amended by the Third Omnibus Amendment dated as of April 18, 2003 by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the "Third Omnibus Amendment") (as the same may be amended, restated, supplemented or modified from time to time, the "Security Agreement"); and

         WHEREAS, the Borrower, Atlantic, Falcon Asset Securitization Corporation ("Falcon"), Bank One, Lloyds, the Administrative Agent, and the Servicer, have entered into that certain Amended and Restated Loan Agreement dated as of July 25, 2003, which incorporates those amendments contained in the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and completely replaces and supplants the foregoing Omnibus Amendments (as the same may be amended, restated,

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supplemented or modified from time to time, the "Loan Agreement" and, collectively with the Repurchase Agreement, the Collateral Agency Agreement and the Security Agreement, the "Operative Documents);

         WHEREAS, the Borrower, the Administrative Agent, U.S. Bank and the Servicer have entered into that certain Fourth Omnibus Amendment, dated as of July 25, 2003 which completely replaced and supplanted the foregoing Omnibus Amendments; and

         WHEREAS, the parties hereto desire to further amend the Operative Documents as hereinafter set forth in this Fifth Omnibus Amendment.

         NOW, THEREFORE, the parties agree as follows:

Section 1. Amendment to Repurchase Agreement.

         a. The definition of "Advance Rate" in the Repurchase Agreement is hereby amended by deleting the words "a Subprime Loan or" in clause (iii) thereof.

         b. The definition of "Collateral Value" in the Repurchase Agreement is hereby amended by deleting clause (B)(d) thereof.

         c. The definition of "Eligible Mortgage Loan" in the Repurchase Agreement is hereby amended by deleting the words ", a Subprime Loan" in clause
(b) thereof.

         d. The definition of "Non-Conforming Loan" in the Repurchase Agreement is hereby amended by deleting the words "a Subprime Loan," therein.

         e. The definition of "Subprime Loan" in the Repurchase Agreement is hereby deleted in its entirety.

         f.       Section 6.2 of the Repurchase Agreement is amended as follows:

                  1)       By deleting the following in paragraph (A):

                  provided, that at no time shall the Collateral Value of Mortgage Notes which have been so delivered and have not been replaced with corrected Mortgage Notes hereunder exceed $5,000,000. If the corrected Mortgage Note is not received within such time, then, beginning on the first Business Day following such fourteenth calendar day, the Collateral Agent shall assign such Mortgage Loan a Collateral Value of zero.

                  2) By deleting the value "two and one half percent (2.5%) therein and by substituting therefor the value "three and one half percent (3.5%)"at the end of paragraph (A); and

                  3)       By adding the word "If" at the beginning of paragraph
         (B).

Section 2. Amendment to Collateral Agency Agreement.

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         a.       The definition of "Advance Rate" in the Collateral Agency
Agreement is hereby amended by deleting the words "a Subprime Loan or" in clause
(iii) thereof.

         b. The definition of "Collateral Value" in the Collateral Agency Agreement is hereby amended by deleting clause (B)(d) thereof.

         c. The definition of "Eligible Mortgage Loan" in the Collateral Agency Agreement is hereby amended by deleting the words ", a Subprime Loan" in clause (b) thereof.

         d. The definition of "Non-Conforming Loan" in the Collateral Agency Agreement is hereby amended by deleting the words "a Subprime Loan," therein.

         e. The definition of "Subprime Loan" in the Collateral Agency Agreement is hereby deleted in its entirety.

         f. Section 3.2(b) of the Collateral Agency Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it with the following:

                           "(ii) in the case of each Mortgage Loan that is not a MERS Designated Mortgage Loan, an original executed assignment in blank for each Mortgage Note and Mortgage securing such Mortgage Loan, in recordable form, executed by the Originator (and if the related Mortgage Loan is a MERS Designated Mortgage Loan, this document shall not be required to be delivered to the Collateral Agent); and"

         g. Section 3.5 of the Collateral Agency Agreement is hereby amended as follows:

                  1) By deleting the value "two and one half percent (2.5%) therein and by substituting therefor the value "three and one half percent (3.5%)" in subsection (A)(i); and

                  2)       By adding the word "If" at the beginning of paragraph
         (B).

Section 3. Amendment to Amended and Restated Loan Agreement.

         a. The definition of "Advance Rate" in the Amended and Restated Loan Agreement is hereby amended by deleting the words "a Subprime Loan or" in clause (iii) thereof.

         b. The definition of "Collateral Value" in the Amended and Restated Loan Agreement is hereby amended by (i) deleting clause (B)(d) thereof and (ii) deleting the words "(except for Subprime Loans which if owned by the Borrower for more than 120 days shall be zero)" in clause (B)(g) thereof."

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         c.       The definition of "Eligible Mortgage Loan" in the Amended and
Restated Loan Agreement is hereby amended by deleting the words ", a Subprime Loan" in clause (b) thereof.

         d. The definition of "Non-Conforming Loan" in the Amended and Restated Loan Agreement is hereby amended by deleting the words "a Subprime Loan," therein.

         e. The definition of "Subprime Loan" in the Amended and Restated Loan Agreement is hereby deleted in its entirety.

         f. The definition of "Take-Out Commitment" in the Amended and Restated Loan Agreement is hereby amended by replacing the words "Subprime Loans" with the words "Non-Conforming Loans" in clause (B) thereof.

         g. Section 3.2(b) of the Loan Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it with the following:

                           "(ii) in the case of each Mortgage Loan that is not a MERS Designated Mortgage Loan, an original executed assignment in blank for each Mortgage Note and Mortgage securing such Mortgage Loan, in recordable form, executed by the Originator (and if the related Mortgage Loan is a MERS Designated Mortgage Loan, this document shall not be required to be delivered to the Collateral Agent); and"

         h. Section 3.4 of the Loan Agreement is hereby amended as follows:

                  1) By deleting the value "two and one half percent (2.5%) therein and by substituting therefor the value "three and one half percent (3.5%)" in subsection (a)(i).

                  2)       By adding the word "If" at the beginning of clause
         (b).

Section 4. Operative Documents in Full Force and Effect as Amended. Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 5. Miscellaneous.

         a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein

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         b.       The descriptive headings of the various sections of this
Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

         d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

                     [Signatures appear on following page.]

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                  IN WITNESS WHEREOF, the parties have agreed to and caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT,                CREDIT LYONNAIS NEW YORK BRANCH
BANK AND
MANAGING AGENT:

                                     By: /s/ Credit Lyonnais

SERVICER                             CH MORTGAGE COMPANY I, LTD.

                                     By: CH Mortgage Company  GP, Inc., general
                             partner

                                     By: /s/ CH Mortgage

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BORROWER                             CH FUNDING, LLC

                                     By:  /s/ CH Funding LLC

COLLATERAL AGENT                     U.S. BANK NATIONAL ASSOCIATION.

                                     By:  /s/ U.S. Bank  National

BANK AND                             BANK ONE, NA (MAIN OFFICE CHICAGO
MANAGING AGENT:

                                     By: /s/ Bank One, NA

BANKS:                               LLOYDS TSB BANK PLC

                                     By: Lloyds TSB Bank PLC

                                     DANSKE BANK A/S, CAYMAN ISLANDS
                                      BRANCH

                               By: Danske Bank A/S, Cayman Islands Branch

                                     :